Oppenheimer Cash Reserves
Annual Report December 31, 1995

[COVER PHOTO]                                         "We want to

                                                       know our

                                                       money will

                                                       be there

                                                       when we

                                                       need it."

[LOGO-OPPENHEIMER FUNDS(R)]

This Fund is for people who want to earn current income while maintaining the value of their initial investment.

How Your Fund Is Managed

Oppenheimer Cash Reserves Fund seeks maximum current income with stability of principal while giving you a way to keep a portion of your assets liquid.

     The manager of your Fund looks for maximum yield from money market securities, such as short-term corporate notes, U.S. government securities, and repurchase agreements.

     The Fund's dividends accrue daily and are paid monthly. And to offer you stability of principal, the Fund seeks to maintain a constant $1.00 per share net asset value (NAV).(1)

Performance

The Fund's seven-day annualized yield for Class A shares as of 12/31/95 was 4.88% with compounding and 4.76% without compounding. For Class B and C shares, the seven-day annualized yields were 4.31% and 4.29% with compounding, and 4.22% and 4.20% without compounding, respectively.(2)

     Compounded annualized yield for Class A shares for the 12 months ended 12/31/95 was 4.87%. Without compounding, the annualized yield was 4.76%. For Class B and C shares, compounded annualized yields for the 12 months ended 12/31/95 were 4.28% and 4.23%. Without compounding, they were 4.19% and 4.14%.

Outlook

"Our outlook remains positive. Our goal in a trading range market like this one is to work to position ourselves to take full advantage of the market whether rates change or not, and to be on the lookout for anything that we can do to increase yield without compromising safety."

                                             Dottie Warmack, Portfolio Manager
                                                             December 31, 1995

Past performance does not guarantee future results.

1. The Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1 share price in the future.

2. Compounded yields assume reinvestment of dividends.


2  Oppenheimer Cash Reserves

[PHOTO - JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Cash Reserves

[PHOTO - BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Cash Reserves


Dear Oppenheimer Funds Shareholder,

Money market funds have always been a highly liquid place for cash "on the sidelines"--earning a steady income while protecting principal. In 1995, money market funds turned out to be a good investment choice for the income-oriented investor.

     While the 30-year U.S. Treasury yield fell from nearly 8% to 6% during the year, and rates on intermediate-term bonds fell by nearly as much, money market yields stayed about the same throughout the year. This made the yield on money market funds very attractive relative to intermediate-term bonds.

     Normally, long-term bonds pay anywhere from three to five percentage points more than a money market fund. That's because long-term investors expect a higher interest rate in exchange for the longer commitment and more substantial amount of their investment. But if investors expect interest rates to fall--as they have throughout the year--they don't want to make that commitment.

     One reason for this situation is the relationship between money market funds and the inflation rate. Typically, money market yields are roughly one percentage point above inflation. Assuming that the annual inflation rate is 2.5%, money market yields would normally be about 3.5%, while longer-term rates might be as high as 5.5%. However, the current difference between money market yields and inflation is three times its normal level. Part of the reason for this anomaly is the successful way in which the Federal Reserve Board has fought inflation.

     Between February 1994 and February 1995, the Fed doubled short-term interest rates from 3% to 6% in an effort to slow down the economy. By the spring of 1995, the economy stabilized and began to decelerate. And economists began to speculate that the Fed would lower short-term rates to keep the economy from going into a recession. Meanwhile, longer-term interest rates had already begun to decline in anticipation of the Fed action. And although the Fed reduced short-term interest rates slightly in July, it didn't lower rates nearly as much as the decline in long-term rates, which are market driven.

     The Federal Reserve Board accomplished its mission of a "soft landing" for the economy. Unlike 1994, the economy is not growing fast enough to rekindle inflation, yet it is growing enough to avoid recession. With the economy continuing to slow, we believe that another cut by the Fed is likely. And since longer-term rates will probably come down further, we expect the relationship between short-term yields and longer-term yields will remain similar for the time being.

     As a result, money market funds continue to offer relatively high yields in relation to longer-term investments--and in relation to inflation. Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages.

     Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ James C. Swain                          /s/ Bridget A. Macaskill

James C. Swain                              Bridget A. Macaskill

January 22, 1996

3  Oppenheimer Cash Reserves

Dottie Warmack
Portfolio Manager

Q + A

An interview with your Fund's manager.

How has the Fund performed over the past six months?

Performance over the period has been quite good in light of the fact that our market has been relatively volatile. Because the types of securities we buy are extremely short-term, they tend to be affected by a wide variety of reports on the economy, and that's essentially what we've seen over the past six months--a somewhat fluctuating market driven by changing economic news.

What investments have had a positive effect on the portfolio?

During the past 12 months, the Fund benefited from a period of considerable demand for relatively high yielding Small Business Administration loans, securities that had made up approximately 5% of our portfolio. With demand for these issues increasing, causing their prices to go up, we sold almost all of our holdings for a profit, which is somewhat unusual in our short-term market.(1)

Were there any investments that didn't perform as well as expected?

Not really. While the income available from money market securities depends primarily on prevailing interest rates, our market tends to offer a great deal of stability and predictability in terms of price.

What areas of the market are you currently targeting?

Over most of the past six months, the yield curve, which is the measure of the difference in yields available from bonds with different maturities, had been relatively flat. This caused a situation in which longer-term investments, which generally offer higher yields than shorter-term vehicles, no longer offered that advantage. For example, rates on investments with maturities ranging from one month to one year had yields that were about the same during that time period.

     More recently, however, we began to experience an inverted yield curve, an unusual phenomenon in which shorter maturity securities actually have higher yields than longer ones. We believe this inverted curve is the result of the market's expectation that the Federal Reserve will lower rates. What it means to us as investors is that we should try to lock in currently higher rates. That's what we've focused on doing recently, working to extend maturities where appropriate, thereby taking advantage of today's market for as long as possible.

What is your outlook for the Fund?

Our outlook remains positive. As we move into 1996, we don't expect any dramatic interest rate changes on the horizon. Even if the Federal Reserve cuts rates as the market believes it will, we don't expect it to be a big cut, so it shouldn't negatively impact our yield to a significant degree. Our goal in a trading range market like this one is to work to position ourselves to take full advantage of the market whether rates change or not, and to be on the lookout for anything that we can do to increase yield without compromising safety.

1. The Fund's portfolio is subject to change.


4  Oppenheimer Cash Reserves

                    Financials

                    Contents

                    Statement of Investments                      6
                    Statement of Assets & Liabilities             9
                    Statement of Operations                      10
                    Statements of Changes in Net Assets          11
                    Financial Highlights                         12
                    Notes to Financial Statements                14
                    Independent Auditors' Report                 16
                    Federal Income Tax Information               17


                    5  Oppenheimer Cash Reserves

                    Statement of Investments December 31, 1995

                                                                                                         Face          Value
                                                                                                         Amount        See Note 1
=================================================================================================================================
Bankers' Acceptances--2.6%
---------------------------------------------------------------------------------------------------------------------------------
                    Chemical Bank New York, 5.42%, 5/17/96 (Cost $4,896,869)                           $5,000,000    $  4,896,869
=================================================================================================================================
Direct Bank Obligations--12.4%
---------------------------------------------------------------------------------------------------------------------------------
                    ABN Amro North America Finance, Inc., 5.45%, 1/12/96                                3,000,000       2,995,004
                    -------------------------------------------------------------------------------------------------------------
                    Bank of New York, 5.23%, 1/12/96(1)                                                 5,150,000       5,149,954
                    -------------------------------------------------------------------------------------------------------------
                    First National Bank of Boston, 5.85%, 4/18/96(1)                                    5,000,000       5,000,000
                    -------------------------------------------------------------------------------------------------------------
                    National Westminster Bank of Canada, 5.40%, 7/26/96                                 5,800,000       5,619,910
                    -------------------------------------------------------------------------------------------------------------
                    Shawmut Bank of Connecticut, N.A., 5.75%, 6/24/96(1)                                5,000,000       5,000,000
                                                                                                                     ------------
                    Total Direct Bank Obligations (Cost $23,764,868)                                                   23,764,868
=================================================================================================================================
Letters of Credit--7.2%
---------------------------------------------------------------------------------------------------------------------------------
                    Barclays Bank PLC, guaranteeing commercial paper of:
                    Banco Real, S.A.-Grand Cayman Branch, 5.63%, 4/18/96                                6,500,000       6,390,215
                    -------------------------------------------------------------------------------------------------------------
                    Credit Suisse, guaranteeing commercial paper of:
                    Daewoo International Corp., 5.70%, 2/27/96                                          7,500,000       7,432,312
                                                                                                                     ------------
                    Total Letters of Credit (Cost $13,822,527)                                                         13,822,527
=================================================================================================================================
Short-Term Notes--65.2%
---------------------------------------------------------------------------------------------------------------------------------
Banks--7.8%
                    Barnett Banks, Inc., 6.10%, 1/5/96                                                  8,000,000       7,994,578
                    -------------------------------------------------------------------------------------------------------------
                    CoreStates Capital Corp., 5.71%, 2/15/96                                            7,000,000       6,950,037
                                                                                                                     ------------
                                                                                                                       14,944,615
---------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--9.9%
                    Lehman Brothers Holdings, Inc., 6.25%, 1/2/96                                       9,000,000       8,998,437
                    -------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 5.70%--5.72%, 1/31/96                                    5,000,000       4,976,167
                    -------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Group, Inc., 5.53%, 9/30/96(1)                                       5,000,000       5,000,000
                                                                                                                     ------------
                                                                                                                       18,974,604
---------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--12.0%
                    Countrywide Funding, 6.10%, 1/4/96                                                  3,000,000       2,998,475
                    -------------------------------------------------------------------------------------------------------------
                    FINOVA Capital Corp.:
                    5.64%, 3/11/96                                                                      3,000,000       2,966,633
                    5.85%, 1/18/96                                                                      4,000,000       3,988,950
                    5.95%, 2/28/96                                                                      2,000,000       1,981,247
                    -------------------------------------------------------------------------------------------------------------
                    Fleet Mortgage Group, Inc., 5.58%, 4/4/96                                           4,000,000       3,941,720
                    -------------------------------------------------------------------------------------------------------------
                    Heller Financial, Inc.:
                    5.52%, 3/12/96                                                                      5,000,000       4,945,567
                    5.78%, 3/4/96                                                                       2,000,000       1,979,770
                                                                                                                     ------------
                                                                                                                       22,802,362
---------------------------------------------------------------------------------------------------------------------------------
Conglomerates--3.3%
                    Mitsubishi International Corp.:
                    5.75%, 1/8/96                                                                         250,000         249,720
                    5.75%, 2/5/96                                                                       1,400,000       1,392,174
                    -------------------------------------------------------------------------------------------------------------
                    Pacific Dunlop Holdings, Inc., guaranteed by Pacific Dunlop Ltd.:
                    5.44%, 5/31/96                                                                      2,085,000       2,037,775
                    5.70%, 2/29/96                                                                      2,654,000       2,629,338
                                                                                                                     ------------
                                                                                                                        6,309,007


                    6  Oppenheimer Cash Reserves

                                                                                                         Face          Value
                                                                                                         Amount        See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--3.1%
                    Beneficial Corp., 5.26%, 2/1/96(1)                                                 $4,000,000    $  4,000,000
                    -------------------------------------------------------------------------------------------------------------
                    Island Finance Puerto Rico, Inc., 5.72%, 2/1/96                                     2,000,000       1,990,149
                                                                                                                     ------------
                                                                                                                        5,990,149

---------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--7.3%
                    General Electric Capital Corp.:
                    5.47%, 5/3/96                                                                       4,163,000       4,085,222
                    5.48%, 4/3/96                                                                       3,000,000       2,956,677
                    -------------------------------------------------------------------------------------------------------------
                    Toyota Motor Credit Corp., 5.06%, 6/13/96(1)                                        6,960,000       6,949,873
                                                                                                                     ------------
                                                                                                                       13,991,772
---------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--4.2%
                    Central & Southwest Corp.:
                    5.59%, 2/23/96                                                                      2,400,000       2,379,789
                    5.71%, 2/16/96                                                                      5,600,000       5,559,178
                                                                                                                     ------------
                                                                                                                        7,938,967
---------------------------------------------------------------------------------------------------------------------------------
Electronics--5.8%
                    Avnet, Inc., 5.70%, 2/5/96                                                          4,000,000       3,977,833
                    -------------------------------------------------------------------------------------------------------------
                    Mitsubishi Electric Finance America, Inc., 5.80%, 1/31/96                           7,000,000       6,966,167
                                                                                                                     ------------
                                                                                                                       10,944,000
---------------------------------------------------------------------------------------------------------------------------------
Environmental--2.5%
                    WMX Technologies, Inc., 5.32%, 9/10/96                                              5,000,000       4,813,061
---------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.5%
                    Hanson Finance (UK) PLC, guaranteed by Hanson PLC, 5.71%--5.77%, 1/16/96            4,800,000       4,788,460
---------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--2.6%
                    Cooperative Association of Tractor Dealers, Inc., 5.75%, 1/8/96                     2,000,000       1,997,764
                    -------------------------------------------------------------------------------------------------------------
                    Madison Funding Corp., 5.65%, 3/27/96                                               3,000,000       2,959,508
                                                                                                                     ------------
                                                                                                                        4,957,272
---------------------------------------------------------------------------------------------------------------------------------
Specialty Retailing--4.2%
                    St. Michael Finance, Ltd., guaranteed by Marks & Spencer PLC:
                    5.45%, 5/28/96                                                                      5,157,000       5,041,561
                    5.70%, 2/12/96                                                                      2,930,000       2,910,516
                                                                                                                     ------------
                                                                                                                        7,952,077
                                                                                                                     ------------
                    Total Short-Term Notes (Cost $124,406,346)                                                        124,406,346

=================================================================================================================================
U.S. Government Obligations--7.5%
---------------------------------------------------------------------------------------------------------------------------------
                    Small Business Administration, 9.624%, 1/2/96(2)                                      221,792         245,414
                    -------------------------------------------------------------------------------------------------------------
                    Student Loan Marketing Assn., guaranteeing commercial paper of:
                    Secondary Market Services, Inc., Education Loan Revenue Nts., Series-1995A:
                    5.72%--5.75%, 1/12/96                                                               5,994,000       5,983,469
                    5.77%, 1/19/96                                                                      8,100,000       8,076,631
                                                                                                                     ------------
                    Total U.S. Government Obligations (Cost $14,305,514)                                               14,305,514

=================================================================================================================================
Foreign Government Obligations--4.2%
---------------------------------------------------------------------------------------------------------------------------------
                    Swedish Export Credit Corp., supported by Kingdom of Sweden,
                    5.60%--5.68%, 1/16/96                                                               5,000,000       4,988,167
                    -------------------------------------------------------------------------------------------------------------
                    Westdeutsche Landesbank Girozentrale supported by Federal Republic of Germany, guaranteeing commercial paper of:
                    Unibanco-Uniao de Brancos Brasileiros S.A.-Grand Cayman, 5.66%, 4/12/96             3,000,000       2,951,890
                                                                                                                     ------------
                    Total Foreign Government Obligations (Cost $7,940,057)                                              7,940,057


                    7  Oppenheimer Cash Reserves

                                                                                                         Face          Value
                                                                                                         Amount        See Note 1
=================================================================================================================================
Repurchase Agreements--2.4%
---------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with PaineWebber, Inc., 5.93%,
                    dated 12/29/95, to be repurchased at $4,653,064
                    on 1/2/96, collateralized by Government National Mortgage
                    Assn. Participation Nts., 7%--8%, 8/15/23--11/15/25, with
                    a value of $3,200,178, and Federal National Mortgage Assn.
                    Participation Nts., 7.50%, 3/1/24, with a value of $1,868,979
                    (Cost $4,650,000)                                                                  $4,650,000    $  4,650,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value                                                                                 101.5%    193,786,181
---------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                        (1.5)     (2,855,379)
                                                                                                       ----------    ------------
Net Assets                                                                                                  100.0%   $190,930,802
                                                                                                       ==========    ============

                    Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear interest at the rates shown.

                    1. Variable rate security. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1995.

                    2. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1995. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

                    See accompanying Notes to Financial Statements.


                    8  Oppenheimer Cash Reserves

                    Statement of Assets and Liabilities December 31, 1995

==================================================================================================================================
Assets              Investments, at value--see accompanying statement                                                 $193,786,181
                    --------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                 1,058,156
                    --------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of beneficial interest sold                                                                   8,767,580
                    Interest and principal paydowns                                                                        220,240
                    --------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   34,282
                                                                                                                      ------------
                    Total assets                                                                                       203,866,439

==================================================================================================================================
Liabilities         Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                              12,673,998
                    Shareholder reports                                                                                    102,183
                    Distribution and service plan fees                                                                      61,771
                    Transfer and shareholder servicing agent fees                                                           39,549
                    Dividends                                                                                               38,858
                    Other                                                                                                   19,278
                                                                                                                      ------------
                    Total liabilities                                                                                   12,935,637
                                                                                                                      ============

==================================================================================================================================
Net Assets                                                                                                            $190,930,802
                                                                                                                      ============

==================================================================================================================================
Composition of
Net Assets          Paid-in capital                                                                                   $190,937,308
                    --------------------------------------------------------------------------------------------------------------
                    Accumulated net realized loss from investment transactions                                              (6,506)
                                                                                                                      ------------
                    Net assets                                                                                        $190,930,802
                                                                                                                      ============

==================================================================================================================================
Net Asset Value
Per Share           Class A Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $148,528,889 and 148,591,032 shares of beneficial interest outstanding)                               $1.00
                    --------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $37,378,098 and 37,377,546 shares of beneficial interest outstanding)                                 $1.00
                    --------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $5,023,815 and 5,023,417 shares of beneficial interest outstanding)                                   $1.00

                    See accompanying Notes to Financial Statements.


                    9  Oppenheimer Cash Reserves

                    Statement of Operations For the Year Ended December 31, 1995

=================================================================================================================================
Investment Income   Interest                                                                                           $8,909,157

=================================================================================================================================
Expenses            Management fees--Note 3                                                                               732,759
                    -------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 3                                                 648,387
                    -------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 3:
                    Class A                                                                                               210,588
                    Class B                                                                                               264,659
                    Class C                                                                                                45,313
                    -------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                   198,680
                    -------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                34,645
                    Class B                                                                                                16,332
                    Class C                                                                                                 5,256
                    -------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                            33,844
                    -------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                13,011
                    -------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                      7,127
                    -------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                             1,849
                    -------------------------------------------------------------------------------------------------------------
                    Other                                                                                                  20,137
                                                                                                                     ------------
                    Total expenses                                                                                      2,232,587

=================================================================================================================================
Net Investment Income                                                                                                   6,676,570

=================================================================================================================================
Net Realized Gain                                                                                                          37,450
=================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $6,714,020
                                                                                                                     ============

                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Cash Reserves

                    Statements of Changes in Net Assets

                                                                                                       Year Ended December 31,
                                                                                                       1995            1994
=================================================================================================================================
Operations          Net investment income                                                            $  6,676,570    $  3,568,242
                    -------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                      37,450              56
                                                                                                     ------------    ------------
                    Net increase in net assets resulting from operations                                6,714,020       3,568,298

=================================================================================================================================
Dividends and       Class A                                                                            (4,996,089)     (2,852,731)
Distributions to    Class B                                                                            (1,474,886)       (648,288)
Shareholders        Class C                                                                              (249,786)        (67,223)

=================================================================================================================================
Beneficial Interest
Transactions        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
                    Class A                                                                            49,175,977      28,436,616
                    Class B                                                                            (9,426,294)     46,175,820
                    Class C                                                                              (580,955)      5,603,372

=================================================================================================================================
Net Assets          Total increase                                                                     39,161,987      80,215,864
                    -------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                               151,768,815      71,552,951
                                                                                                     ------------    ------------
                    End of period                                                                    $190,930,802    $151,768,815
                                                                                                     ============    ============

                    See accompanying Notes to Financial Statements.


                    11  Oppenheimer Cash Reserves

Financial Highlights

                                                    Class A
                                                    -------------------------------------------------------
                                                    Year Ended December 31,
                                                    1995             1994           1993           1992
===========================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                   $1.00            $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                  .05              .03            .02            .03
-----------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders                                         (.05)            (.03)          (.02)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $1.00            $1.00          $1.00          $1.00
                                                    ========         ========       ========       ========
===========================================================================================================
Total Return, at Net Asset Value(5)                     4.84%            3.22%          2.05%          3.07%

===========================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $148,529          $99,361        $70,924        $89,266
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $105,349          $87,908        $76,910       $104,970
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.71%            3.25%          1.99%          3.07%
Expenses, before voluntary reimbursement
by the Manager                                          1.36%            1.32%          1.55%          1.42%
Expenses, net of voluntary reimbursement
by the Manager                                           N/A              N/A            N/A           1.25%

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the period from August 17, 1993 (inception of offering) to December 31, 1993.

3. For the period from January 3, 1989 (commencement of operations) to December 31, 1989.

4. Less than $.005 per share.


12  Oppenheimer Cash Reserves

                                          Class B                                         Class C
------------------------------------      -----------------------------------------       -----------------------------------------
                                          Year Ended December 31,                         Year Ended December 31,
1991          1990          1989(3)       1995           1994             1993(2)         1995           1994            1993(1)
===================================================================================================================================

   $1.00        $1.00         $1.00         $1.00          $1.00          $1.00            $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------------

     .06          .07           .08           .04            .03             --(4)           .04            .02             --(4)
-----------------------------------------------------------------------------------------------------------------------------------

    (.06)        (.07)         (.08)         (.04)          (.03)            --(4)          (.04)          (.02)            --(4)
-----------------------------------------------------------------------------------------------------------------------------------
   $1.00        $1.00         $1.00         $1.00          $1.00          $1.00            $1.00          $1.00          $1.00
========     ========      ========      ========       ========       ========         ========       ========       ========
===================================================================================================================================
    5.67%        7.60%         8.46%         4.26%          2.54%           .56%            4.21%          2.51%           .14%

===================================================================================================================================

$112,883      $44,293       $19,227       $37,378        $46,803           $628           $5,024         $5,604             $1
-----------------------------------------------------------------------------------------------------------------------------------
$105,352      $32,637        $6,280       $35,360        $21,262           $454           $6,040         $2,107             $1
-----------------------------------------------------------------------------------------------------------------------------------

    5.13%        7.32%         8.10%(6)      4.15%          3.05%          1.49%(6)         4.12%          3.19%          1.18%(6)

    1.22%        1.29%         1.74%(6)      1.92%          1.89%          2.12%(6)         1.97%          1.90%          2.35%(6)

    1.15%        1.00%         1.00%(6)       N/A            N/A            N/A              N/A            N/A            N/A

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

6. Annualized.

See accompanying Notes to Financial Statements.


13  Oppenheimer Cash Reserves

Notes to Financial Statements


===============================================================================
1. Significant
   Accounting Policies

Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

-------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


14  Oppenheimer Cash Reserves

===============================================================================
2. Shares of
   Beneficial
   Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                 Year Ended December 31, 1995    Year Ended December 31, 1994
                                                 ------------------------------  ----------------------------
                                                 Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------------------
Class A:
Sold                                              367,360,698    $367,360,698     298,811,461    $298,811,461
Dividends and distributions reinvested              4,666,289       4,666,289       2,517,663       2,517,663
Redeemed                                         (322,851,010)   (322,851,010)   (272,892,508)   (272,892,508)
                                                 ------------    ------------    ------------    ------------
Net increase                                       49,175,977    $ 49,175,977      28,436,616    $ 28,436,616
                                                 ============    ============    ============    ============
-------------------------------------------------------------------------------------------------------------
Class B:
Sold                                              111,551,709    $111,551,709     101,626,173    $101,626,173
Dividends and distributions reinvested              1,179,668       1,179,668         519,118         519,118
Redeemed                                         (122,157,671)   (122,157,671)    (55,969,471)    (55,969,471)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease)                            (9,426,294)   $ (9,426,294)     46,175,820    $ 46,175,820
                                                 ============    ============    ============    ============
-------------------------------------------------------------------------------------------------------------
Class C:
Sold                                               20,708,644    $ 20,708,644      11,011,788    $ 11,011,788
Dividends and distributions reinvested                207,924         207,924          56,507          56,507
Redeemed                                          (21,497,523)    (21,497,523)     (5,464,923)     (5,464,923)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease)                              (580,955)   $   (580,955)      5,603,372    $  5,603,372
                                                 ============    ============    ============    ============

=============================================================================================================

3. Management Fees
   And Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .50% on the first $250 million of average annual net assets with a reduction of .025% on each $250 million thereafter, to .40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

     Sales charges advanced to broker/dealers by OppenheimerFunds Distributor, Inc. (OFDI) on sales of the Fund's Class B and Class C shares totaled $6,639 and $471, respectively, of which $600 and $20 was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $372,712 and $13,532 upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, Class A may expend up to .20% and Class B and Class C may expend up to .25% of average class net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. Currently, these service fees are set at 0% for both Class B and Class C. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. During the year ended December 31, 1995, OFDI paid $68,633 to an affiliated broker/dealer as reimbursement for Class A, personal service and maintenance expenses, respectively, and retained $264,659 and $45,313 as reimbursement for Class B and Class C sales commissions and service fee advances as well as financing costs, respectively.


15  Oppenheimer Cash Reserves

Independent Auditors' Report

===============================================================================

The Board of Trustees and Shareholders of Oppenheimer Cash Reserves:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Cash Reserves as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for the period January 3, 1989 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1996


16  Oppenheimer Cash Reserves

Federal Income Tax Information (Unaudited)

================================================================================
In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the fiscal year ended December 31, 1995 are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


17  Oppenheimer Cash Reserves

Oppenheimer Cash Reserves

===============================================================================
Officers and Trustees
                       James C. Swain, Chairman and Chief Executive Officer Robert G. Avis, Trustee
                       William A. Baker, Trustee
                       Charles Conrad, Jr., Trustee
                       Jon S. Fossel, Trustee
                       Raymond J. Kalinowski, Trustee
                       C. Howard Kast, Trustee
                       Robert M. Kirchner, Trustee
                       Bridget A. Macaskill, Trustee and President
                       Ned M. Steel, Trustee
                       Andrew J. Donohue, Vice President
                       Dorothy G. Warmack, Vice President
                       George C. Bowen, Vice President, Secretary and Treasurer Robert J. Bishop, Assistant Treasurer
                       Scott Farrar, Assistant Treasurer
                       Robert G. Zack, Assistant Secretary

===============================================================================
Investment Advisor     OppenheimerFunds, Inc.

===============================================================================
Distributor            OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and           OppenheimerFunds Services
Shareholder
Servicing Agent

===============================================================================
Custodian of           Citibank, N.A.
Portfolio Securities

===============================================================================
Independent Auditors   Deloitte & Touche LLP

===============================================================================
Legal Counsel          Myer, Swanson, Adams & Wolf, P.C.

                       This is a copy of a report to shareholders of Oppenheimer Cash Reserves. This report must be preceded or accompanied by a Prospectus of Oppenheimer Cash Reserves. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                       18  Oppenheimer Cash Reserves

Oppenheimer Funds Family

===============================================================================
OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=====================================================================================
Stock Funds         Global Emerging Growth Fund        Growth Fund
                    Enterprise Fund                    Global Fund
                    Discovery Fund                     Quest Global Value Fund
                    Quest Small Cap Value Fund         Oppenheimer Fund
                    Gold & Special Minerals Fund       Value Stock Fund
                    Target Fund                        Quest Value Fund

=====================================================================================
Stock & Bond Funds  Main Street Income & Growth Fund   Global Growth & Income Fund
                    Quest Opportunity Value Fund       Equity Income Fund
                    Total Return Fund                  Asset Allocation Fund
                    Quest Growth & Income Value Fund   Strategic Income & Growth Fund

=====================================================================================
Bond Funds          International Bond Fund            Bond Fund
                    High Yield Fund                    U.S. Government Trust
                    Strategic Income Fund              Limited-Term Government Fund
                    Champion Income Fund

=====================================================================================
Tax-Exempt Funds    California Tax-Exempt Fund(2)      Pennsylvania Tax-Exempt Fund(2)
                    Florida Tax-Exempt Fund(2)         Tax-Free Bond Fund
                    New Jersey Tax-Exempt Fund(2)      Insured Tax-Exempt Fund
                    New York Tax-Exempt Fund(2)        Intermediate Tax-Exempt Fund

=====================================================================================
Money Market Funds  Money Market Fund                  Cash Reserves

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Available only to investors in certain states. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


19  Oppenheimer Cash Reserves

Information

General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions

1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0760.001.1295    February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

-------------------------------------------------------------------------------

[Oppenheimer Logo]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

--------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
--------------